UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ALPHA TEKNOVA, INC.

(Name of Registrant as Specified In Its Charter) N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Alpha Teknova, Inc.
2451 Bert Dr.
Hollister, CA 95023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12 noon Pacific Time on Monday, June 24, 2024

Dear Stockholders of Alpha Teknova, Inc.:

We cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Alpha Teknova, Inc., a Delaware corporation (the “Company” or “Teknova”), which will be held at the Company’s offices at 2451 Bert Drive, Hollister, CA 95023 on Monday, June 24, 2024 at 12 noon Pacific Time for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect three Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;
2.
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
3.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting only by attending the Annual Meeting in person. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

Our board of directors has fixed the close of business on April 26, 2024, as the record date for the Annual Meeting. Only stockholders of record on April 26, 2024, are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the internet allows us to provide our stockholders with the information they need, while reducing our printing and mailing costs and the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail contains instructions on how to access the proxy statement for our Annual Meeting (the “Proxy Statement”), the proxy card accompanying the Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”). The Notice also includes instructions on how you can request a paper copy of the Annual Meeting materials.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet or by your proxy card as soon as possible to ensure that your shares are represented. For additional instructions on voting by internet, please refer to your proxy card or the Proxy Statement. Returning the proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from that record holder.

We appreciate your continued support of Teknova.

By order of the Board of Directors,

/s/ Stephen Gunstream
Stephen Gunstream
President and Chief Executive Officer and Director

Hollister, CA
April 29, 2024

i

Alpha Teknova, Inc.

PROXY STATEMENT
FOR
2024 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2024 annual meeting of stockholders (“Annual Meeting”) of Alpha Teknova, Inc., a Delaware corporation (sometimes referred to as “we,” “us,” “our,” “Teknova,” or the “Company”), and any postponements, adjournments, or continuations thereof. The Annual Meeting will be held at the Company’s offices at 2451 Bert Drive, Hollister, CA on Monday, June 24, 2024, at 12 noon Pacific Time.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our board of directors is soliciting your proxy to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to first mail the Notice containing instructions on how to access this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) on or about April 29, 2024, to all stockholders entitled to vote at the Annual Meeting.

What matters am I voting on?

You will be voting on:

•
the election of three Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;
•
a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
•
any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of Paul Grossman, Stephen Gunstream, and Alexander Vos as Class III directors; and

•
“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

What if another matter is properly brought before the meeting?

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 26, 2024, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 40,823,387 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote on each proposal.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and these proxy materials have been provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, vote live at the Annual Meeting, or vote by proxy through the internet. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and these proxy materials have been forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you should follow your broker’s procedures for obtaining a legal proxy if you would like to vote your shares of our common stock live at the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of directors requires a plurality of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares not voted “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.
•
Proposal No. 2: The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of the vote on this proposal.

What are the effects of abstentions, withheld votes, and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank, or other nominee holding its customer’s shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum.

Our amended and restated bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the votes cast are in favor of such action, and that the directors are elected by a plurality of the votes cast. Under Delaware law (under which Teknova is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Therefore, abstentions and withheld votes will have no impact on the outcome of Proposal No. 2 as long as a quorum exists. Further, since the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions and withheld votes will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote or votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank, or other agent.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. On the record date, there were 40,823,387 shares outstanding and entitled to vote. Thus, the holders of at least 20,411,694 shares must be present in person or represented by proxy at the meeting to have a quorum. Abstentions, withheld votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are two ways to vote:

•
by internet at https://annualgeneralmeetings.com/tkno2024, 24 hours a day, seven days a week, until 11:59 p.m. Pacific Time on June 23, 2024 (have your proxy card in hand when you visit the website); or
•
by completing and mailing your proxy card (if you received printed proxy materials).

If you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee, as applicable, on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form or on the internet. However, the availability of internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you must obtain a legal proxy from your broker, bank, or other nominee in order to vote your shares in person in the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•
entering a new vote by internet;
•
completing and returning a later-dated proxy card;
•
notifying the Corporate Secretary of the Company, in writing, at Alpha Teknova, Inc., 2451 Bert Dr., Hollister, CA 95023; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•
required by law;
•
you expressly request disclosure on your proxy; or
•
there is a proxy contest.

What do I need to do to attend the Annual Meeting?

We will be hosting our Annual Meeting in person at our offices at 2451 Bert Drive, Hollister, CA 95023. The Annual Meeting will start at 12 noon Pacific Time on Monday, June 24, 2024. Stockholders may vote and ask questions only by attending the Annual Meeting in person. The use of cameras and recording devices is prohibited while attending the Annual Meeting. Stockholders who are unable to attend the Annual Meeting but wish to observe it may do so on the internet at: https://us06web.zoom.us/j/82554845542?pwd=7IO4bBGVOQgPYMNY6toPPYIEiCmM7K.1 (Meeting ID: 825 5484 5542, Security Code: 226678).

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Stephen Gunstream and Damon Terrill have been designated as proxy holders by our board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date, as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, mail, electronic transmission, and/or facsimile transmission. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card you receive to ensure that all of your shares are voted.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker or nominee will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Your broker will not have discretion to vote on Proposal No. 1, a “non-routine” matter, or any other proposals that are considered “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact: Pacific Stock Transfer Company, 6725 Via Austi Parkway, Suite 300, Las Vegas, Nevada 89119, c/o Proxy Department. Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 30, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Alpha Teknova, Inc.
Attention: Corporate Secretary
2451 Bert Dr.
Hollister, CA 95023

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our board of directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2025 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•
not earlier than the close of business on February 24, 2025; and
•
not later than the close of business on March 26, 2025.

In the event that we hold the 2025 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth calendar day following the day on which public announcement of the date of such annual meeting is first made by the Company.

If a stockholder who has notified us of the stockholder’s intention to present a proposal at an annual meeting of stockholders does not appear to present the stockholder’s proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, as well as a signed written statement of the proposed director candidate consenting to be named as a nominee to the board of directors, consenting to serve as a director, if elected, and consenting to be interviewed by the Nominating and Corporate Governance Committee, and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended for inclusion in a proxy statement.

In addition, to comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 25, 2025, provided that, if the date of the meeting has changed by more than thirty days from June 24, 2025, then notice must be provided by the later of 60 calendar days prior to such annual meeting or the tenth calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Availability of Bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant provisions of our amended and restated bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our board of directors. Our board of directors consists of nine directors, of whom, Martha J. Demski, Brett Robertson and Alexander Vos qualify as “independent” under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of April 26, 2024, and certain other information for each of the members of our board of directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our board of directors:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees
Paul Grossman(2)	III	63	Chairman of the Board	2019	2024	2027
Stephen Gunstream	III	45	President and Chief Executive Officer, Director	2020	2024	2027
Alexander Vos(1)(3)	III	61	Director	2021	2024	2027
Continuing Directors
Ted Davis	I	66	Director	2000	2025
Martha J. Demski(2)(3)	I	71	Director	2023	2025
Alexander Herzick	I	43	Director	2019	2025
Irene Davis(1)	II	64	Director	2015	2026
J. Matthew Mackowski(1)	II	69	Director	2019	2026
Brett Robertson(2)(3)	II	64	Director	2021	2026

_____________________

(1)	Member of the Nominating and Corporate Governance Committee
(2)	Member of the Compensation Committee
(3)	Member of the Audit Committee

Nominees for Director

Paul Grossman, Ph.D., has served as a director since January 2019 and has been a Partner of Telegraph Hill Partners since February 2014. Dr. Grossman previously served as Senior Vice President of Corporate Development for Life Technologies Corporation (now part of Thermo Fisher Scientific Inc.), from November 2008 to February 2014, and for Invitrogen Corporation from May 2007 to November 2008. From 1982 to January 2007, Dr. Grossman held a variety of leadership roles at Applied Biosystems, including research scientist, patent attorney, Vice President of Intellectual Property and Vice President of Strategy and Business Development. During his tenure at Life Technologies Corporation and its predecessor companies (Invitrogen Corporation and Applied Biosystems), Dr. Grossman led the acquisition or divestment of more than 25 businesses and was responsible for an intellectual property portfolio of over 4,000 patents and licenses. Dr. Grossman currently represents Telegraph Hill Partners as a director of the following private portfolio companies: Excellos, Argonaut Manufacturing Services, Inc. and Nimble Therapeutics, Inc. Dr. Grossman holds bachelor’s and Ph.D. degrees in Chemical Engineering from the University of California, Berkeley, a master’s degree in Chemical Engineering from the University of Virginia, and a J.D. from Santa Clara University School of Law. Dr. Grossman has authored numerous scientific publications and holds more than 20 U.S. patents. We believe Dr. Grossman is qualified to serve as a member of our board of directors based on his extensive experience in the areas of life science technology, law, intellectual property, corporate development and product development, and his service as a director of multiple portfolio companies of Telegraph Hill Partners.

Stephen Gunstream has served as a director since September 2020 and as our President and Chief Executive Officer since May 2020, and served as our Chief Business Officer from December 2019 to May 2020. Mr. Gunstream has more than 20 years of sales, marketing, research and development, and general management experience in the life sciences industry. From June 2015 to December 2019, Mr. Gunstream served in multiple roles at Becton Dickinson

& Co. (“BD”) (NYSE: BDX), a global medical technology company, most recently as Vice President and General Manager of BD Biosciences, where he was responsible for leading BD’s flow cytometry and genomics business. From 2008 to 2015, Mr. Gunstream served in multiple roles at Integrated DNA Technologies, Inc. (“IDT”), a leading supplier of custom nucleic acids, most recently as Chief Commercial Officer, where he was responsible for product development, global sales, and global marketing. Under Mr. Gunstream’s leadership, IDT took advantage of its core DNA manufacturing strengths and launched several highly innovative products that repositioned the company in the market, including the xGen Exome Panel and gBlocks Gene Fragments, the latter for which he was also named a co-inventor. Prior to IDT, Mr. Gunstream held multiple product development and business development roles with Applied Biosystems Inc. (now part of Thermo Fisher Scientific Inc.), a biomedical technology company, from 2001 to 2008. Mr. Gunstream received a bachelor’s degree in Biomedical Engineering from Northwestern University and an MBA from the Fuqua School of Business at Duke University. He is a named inventor on 11 issued patents and over 27 pending patents. We believe that Mr. Gunstream’s extensive experience in the life sciences industry and his demonstrated ability to identify and build innovative product lines in high-growth market segments, as well as his role as our President and Chief Executive Officer, provide him with the qualifications and skills to serve as a member of our board of directors and bring relevant strategic and operational guidance to our board of directors.

Alexander Vos has served as a director since June 2021, and as a member of the supervisory board of CiMaas BV, a company focused on developing cellular immunotherapy for specific oncology indications, since September 2018. He is also Chairman of the Board of Innocore Pharmaceuticals, which offers innovative polymer-based solutions for the sustained release of injectable biologics to the life science industry, and a Member of the Board at Roslin Cell Therapy a cell and gene therapy CDMO. Mr. Vos served as the Chief Executive Officer of VectorY Therapeutics BV, a developer of novel gene therapies, from May 2021 until November 2022. From October 2018 until May 2021, he served as Chief Executive Officer of VarmX BV, a manufacturer of therapeutic proteins. From September 2018 until May 2021, Mr. Vos served as Chairman of the board of directors of Symeres BV (formerly Mercachem-Syncom), a leading European contract research organization that offers innovative chemistry solutions. From October 2015 to May 2018, Mr. Vos served as a member of the board of directors of The Alliance for Regenerative Medicine, the global advocate for regenerative and advanced therapies. From November 2009 to December 2017, Mr. Vos served as Chief Executive Officer of PharmaCell B.V. (acquired by Lonza AG in May 2017) a European contract manufacturing organization focused exclusively on cell and gene therapy. Prior to PharmaCell, from 2004 to 2009, Mr. Vos served as Deputy-Chief Executive Officer and Chief Operating Officer of PAION AG (Frankfurt Stock Exchange: PA8), a pharmaceutical company with innovative drugs to be used in hospital-based sedation, anesthesia and critical care (stroke) indications headquartered in Aachen, Germany. Before PAION AG, from 2000 to 2004, Mr. Vos served as Chief Executive Officer of MediService AG in Switzerland (sold to Galenica AG), a leading specialty pharmacy service company in Europe. From 1994 to 1999, Mr. Vos held several executive roles in Genzyme Europe B.V., a manufacturer and developer of biotechnology drugs headquartered in the Netherlands. Prior to Genzyme, Mr. Vos worked from 1989 to 1994 for the pharmaceutical practice of McKinsey & Company. Mr. Vos holds a master’s degree in Pharmacology from the University of Amsterdam and an MBA from Stanford University Graduate School of Business. We believe that Mr. Vos is qualified to serve as a member of our board of directors based on his extensive experience in the life science industry, his service as a director and advisor of a number of biotech companies, and his educational background.

Continuing Directors

Irene Davis has served as a director since 2015 and previously served as our Chief Operating Officer from October 2018 until her retirement in March 2021. Ms. Davis also served in various roles at Teknova from 2008 until her appointment as Chief Operating Officer, including Vice President, Operations, Vice President, Operations and Sales, and Director of Production. Prior to joining Teknova, Ms. Davis co-owned a general contracting business for 23 years. We believe Ms. Davis is qualified to serve as a member of our board of directors based on her experience in the life sciences industry and her deep knowledge of the business and operations of Teknova.

Ted Davis founded Teknova in 1996 and has served as a director since our incorporation in California in May 2000. He previously served as our President and Chief Executive Officer until May 2020 and as our Chief Science Officer until his retirement in July 2020. Prior to founding Teknova, Mr. Davis served as Director of Consumables at Genomyx Inc., a DNA sequencing and functional genomics instrument and consumables company founded at Genentech, from 1994 to 1996, where he developed a line of DNA sequencing, purification, and differential display products. Mr. Davis is also the founder of Sensa, SA, an Italian company, where he led the research team in developing nicotine-free tobacco strains using antisense technology from 1991 to 1993. Before joining Sensa he worked as a scientist at AGS/DNA Plant Technologies, from 1985 to 1988, where he isolated novel antibiotics, and cloned herbicide resistance and decaffeination genes, and at Ribogene, Inc. from 1989 to 1990. Mr. Davis holds a bachelor’s degree in Chemistry from California State University, Sonoma. We believe Mr. Davis is qualified to serve as a member of our board of directors based on his experience in the life sciences industry and the perspective and experience he brings as the founder and former President and Chief Executive Officer of Teknova.

Martha J. Demski has served as a director since August 2023. Ms. Demski has extensive strategic and operational leadership expertise in biotech and finance. Ms. Demski has public company board expertise across various roles including as chair of the board of directors, lead independent director, audit committee chair, and compensation committee member, having served on the boards of several publicly traded companies, including Chimerix, Inc. (NASDAQ: CMRX), Equillium, Inc. (NASDAQ: EQ), and ADMA Biologics, Inc (NASDAQ: ADMA). Ms. Demski also has executive and operating experience at numerous companies, including as a chief financial officer and chief operating officer. In addition to her public company experience, Ms. Demski has served as a board member and advisor to various private companies and philanthropic organizations. We believe Ms. Demski is qualified to serve as a member of our board of directors based on her expertise in our industry and finance and her experience serving on the boards of multiple publicly traded companies.

Alexander Herzick has served as a director since January 2019 and has been a Partner of Telegraph Hill Partners since June 2018. Prior to joining Telegraph Hill Partners in July 2009, he served as a Portfolio Manager at BlueMountain Capital Management, LLC (now Assured Investment Management), a privately owned diversified asset manager, from June 2005 to June 2007, and as an Analyst in Investment Banking at Bank of America, N.A., in its Securities division, from June 2003 to June 2005. Mr. Herzick currently represents Telegraph Hill Partners as a director of the following private portfolio companies: Carterra, Inc., Argonaut Manufacturing Services, Inc., Cell Microsystems, Inc., and Dynex Technologies, Inc. Mr. Herzick holds a bachelor’s degree in Economics from Duke University and an MBA with honors from Northwestern University’s Kellogg School of Management. We believe Mr. Herzick is qualified to serve as a member of our board of directors based on his experience investing in healthcare technology growth companies, his educational training in finance and business, and his service as a director of multiple portfolio companies of Telegraph Hill Partners.

J. Matthew Mackowski has served as a director since January 2019. Mr. Mackowski has been a healthcare-focused venture capital investor since 1980 and is Chairman and Managing Director of Telegraph Hill Partners, which he co-founded in 2001. Telegraph Hill Partners is a venture capital firm that takes an active role in developing technology-based growth companies in the life sciences, medical device, and healthcare industries, and has invested in 48 companies across five institutionally-funded limited partnerships. Mr. Mackowski formed Mackowski & Shepler, the predecessor to Telegraph Hill Partners, in 1992, and over nine years took an active or founding role with eight companies, primarily in medical and life science technologies. Mr. Mackowski currently represents Telegraph Hill Partners as a director of the following private portfolio companies: Magstim, Inc., TrakCel Holding, Inc., and Emerging Therapy Solutions, Inc. Mr. Mackowski received a bachelor’s degree from Duke University and an MBA from The Wharton School. We believe that Mr. Mackowski’s experience in the life sciences and venture capital industries, his educational background, and his service as a director of multiple portfolio companies of Telegraph Hill Partners provide him with the qualifications and skills to serve on our board of directors.

Brett Robertson has served as a director since June 2021. Ms. Robertson served as the Chief Financial Officer of Vineti, Inc., a software-as-a-service platform for personalized therapies, from 2020 to 2022. Since 2016, she has been a member of the advisory board of AtlasMedx, Inc., a clinical stage biopharmaceutical company advancing targeted therapeutics that modulate antitumor pathways. From August 2016 to January 2019, Ms. Robertson served as the Chief Executive Officer of CureSeq, Inc., a company that develops and markets molecular diagnostics tests. From 2010 to 2016, Ms. Robertson served as the Chief Business Officer and General Counsel of Invuity, Inc., which was then acquired by Stryker Corporation (NYSE: SYK), a leading medical device technology company. From 2008 to 2010, Ms. Robertson was a venture partner at Leavitt Covington Ventures, LLC, a venture capital firm investing in software and technology, where she represented investors on multiple boards of directors to strategize and implement growth initiatives. Ms. Robertson served as Senior Vice President and General Counsel of StubHub, Inc. from 2006 to 2007, Executive Vice President and General Counsel of Ask Jeeves, Inc. from 2002 to 2005, Vice President of Strategic Development and General Counsel of Critical Path from 1999 to 2001, and General Counsel of Broderbund Software from 1993 to 1998. Ms. Robertson holds a bachelor’s degree in anthropology from the University of

California at Berkeley and a J.D. from the University of Virginia Law School. We believe that Ms. Robertson’s extensive experience in the life science industry and as a senior-level executive of multiple technology companies, as well as her legal experience and her educational background, provide her with the qualifications and skills to serve on our board of directors.

Composition of Our Board of Directors

The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling, and direction to our management. Our board of directors meets on a regular basis and additionally as required. Our board of directors currently consists of nine directors. Our amended and restated certificate of incorporation provides that the authorized number of directors shall be determined from time to time exclusively by our board of directors; provided that, at any time Telegraph Hill Partners IV, L.P. (“THP LP”) and its affiliate THP IV Affiliates Fund, LLC (“THP LLC”, together with THP LP, “THP”) beneficially owns, in the aggregate, at least 50% in voting power of the then-outstanding shares of stock of the Company entitled to vote generally in the election of directors, the stockholders may also fix the number of directors by resolution adopted by the stockholders.

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms are expiring will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

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the Class I directors are Ted Davis, Alexander Herzick, and Martha J. Demski, and their terms will expire at the annual meeting of stockholders to be held in 2025;
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the Class II directors are Irene Davis, J. Matthew Mackowski, and Brett Robertson, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
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the Class III directors are Paul Grossman, Stephen Gunstream, and Alexander Vos, and their terms will expire at the Annual Meeting.

Any additional directorships resulting from an increase in the number of directors will be apportioned among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Controlled Company Exemption

THP controls a majority of our common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the rules and listing standards of Nasdaq (the “Nasdaq Rules”), a company of which more than 50% of the voting power is held by an individual, group, or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including (i) the requirement that a majority of the board of directors consist of independent directors, (ii) the requirement to have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, (iii) the requirement to have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (iv) the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees. These exemptions do not modify the independence requirements applicable to our Audit Committee. We utilize certain of these exemptions. In the event we cease to be a “controlled company,” we will be required to comply with these provisions within the transition periods specified in the Nasdaq Rules.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our board of directors has determined that Ms. Demski, Ms. Robertson, and Mr. Vos do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the Nasdaq Rules. Mr. Gunstream is not independent under the Nasdaq Rules as a result of his position as our Chief Executive Officer. Mr. Davis and Ms. Davis are not independent under the Nasdaq Rules as a result of their prior employment with us. Messrs. Grossman, Herzick, and Mackowski are not independent under the Nasdaq Rules as a result of their employment with Telegraph Hill Management Company LLC, the corporate manager of THP. In making these determinations, our board of directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our amended and restated bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the board of directors and Chief Executive Officer. Our board of directors currently believes that our existing leadership structure, under which Stephen Gunstream serves as our Chief Executive Officer and Paul Grossman serves as Chairman of the board of directors, is effective, provides the appropriate balance of authority between independent and non-independent directors, and achieves the optimal governance model for us and for our stockholders.

Board Meetings and Committees

Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors currently consists of nine members.

During our fiscal year ended December 31, 2023, our board of directors held ten meetings (including regularly scheduled and special meetings) and acted by written consent four times. Each director, other than Ted Davis, attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

Our corporate governance guidelines have a formal policy encouraging, but not requiring, our directors to attend annual meetings of our stockholders. One of our directors attended our 2023 annual meeting of stockholders.

Our board of directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our board of directors are described below. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted in the “Investor Relations—Corporate Governance—Governance Overview” portion of our website at https://ir.teknova.com/corporate-governance/governance-overview. The reference to our website address does not constitute incorporation by reference of the information contained at or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee consists of Ms. Demski, Ms. Robertson, and Mr. Vos. The chairperson of our Audit Committee is Ms. Demski. Our board of directors has determined that each member of the Audit Committee satisfies the independence requirements under the Nasdaq Rules and Rule 10A-3 of the Exchange Act and is an “Audit Committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each Audit Committee member’s scope of experience and the nature of their employment.

The Audit Committee acts on behalf of our board of directors in fulfilling our board of directors’ oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, and also assists our board of directors in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence, and performance of our independent registered public accounting firm. The Audit Committee’s responsibilities include, among others:

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appointing, determining the compensation of, retaining, overseeing, and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;
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prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;
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determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
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monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
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reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;
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establishing and overseeing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
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reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules;
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overseeing our programs, policies, and procedures related to our information technology systems, including information asset security and data protection; and
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reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

Our Audit Committee held four meetings during fiscal year 2023 and did not act by written consent during fiscal year 2023.

Compensation Committee

Our Compensation Committee consists of Ms. Demski, Ms. Robertson, and Mr. Grossman. The chairperson of our Compensation Committee is Ms. Robertson. Our board of directors has determined that Ms. Demski and Ms. Robertson are independent under the Nasdaq Rules and all applicable laws. We have availed ourselves of the “controlled company” exception under the Nasdaq Rules, which exempts us from the requirement that we have a compensation committee composed entirely of independent directors. Each of the members of this committee is also a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans, and programs and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter and include, among others:

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reviewing, modifying, and approving (or, if it deems appropriate, making recommendations to our board of directors regarding) our overall compensation strategy and policies, and reviewing, modifying, and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;
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determining and approving (or, if it deems appropriate, recommending to our board of directors for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;
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determining and approving (or, if it deems appropriate, recommending to our board of directors for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;
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reviewing and approving (or, if it deems appropriate, making recommendations to our board of directors regarding) the terms of employment agreements, severance agreements, change-of-control protections, and other compensatory arrangements for our executive officers and other senior management;
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conducting periodic reviews of the base compensation levels of all of our employees generally;
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reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
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reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans, and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, and exercising such other power and authority as may be permitted or required under such plans; and
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reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk.

In addition, once we cease to be an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) (see the section of this Proxy Statement entitled “Emerging Growth Company Status”), the responsibilities of the Compensation Committee will also include:

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reviewing and recommending to our board of directors for approval the frequency with which we conduct a stockholder vote on executive compensation, considering the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and
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reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our board of directors that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements, and our annual meeting proxy statements.

Our Compensation Committee held seven meetings during fiscal year 2023 and acted by written consent two times during fiscal year 2023.

Compensation Committee Processes and Procedures

The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers (“Named Executive Officers”), in order to consider appropriate compensation for our Chief Executive Officer. For all other Named Executive Officers, the Compensation Committee meets outside the presence of all executive officers except our Chief Executive Officer. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, the Chief People Officer or General Counsel & Chief Compliance Officer, and Reward Solutions at AON Plc (“AON”), the Compensation Committee’s independent compensation consultant. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.

The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities, and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting, or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. Subject to the provisions of its charter, the Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion, including, but not limited to, a subcommittee composed of one or more members of the board of directors to grant stock awards under the Company’s equity incentive plans to persons who are not then subject to Section 16 of the Exchange Act and to one or more officers the authority to make grants of options and, if permitted under applicable law, stock awards, to eligible individuals other than directors and executive officers. Any officer to whom such authority is delegated must regularly report to the Compensation Committee the grants made.

The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the fiscal year 2023, after taking into consideration the six factors prescribed by the SEC and Nasdaq that did not raise a conflict of interest, the Compensation Committee engaged AON as a compensation consultant. The Compensation Committee requested that AON review industry-wide compensation practices and trends to assess the competitiveness of our executive and non-employee director compensation programs.

As part of its engagement, AON was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. AON also met with certain members of management and human resources to learn more about the Company’s business operations and strategy, key performance metrics, and strategic goals, as well as the labor markets in which the Company competes. AON ultimately developed recommendations primarily pertaining to our peer group and executive and non-employee director compensation determinations that were presented to the Compensation Committee for its consideration and to the board of directors for its information. Following an active dialogue with AON, the Compensation Committee recommended that the board of directors approve certain recommendations of AON.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Ms. Davis and Messrs. Mackowski and Vos. The chairperson of our Nominating and Corporate Governance Committee is Mr. Vos. Our board of directors has determined that Mr. Vos is independent under the listing standards of Nasdaq. We have availed ourselves of the “controlled company” exception under the Nasdaq Rules that exempts us from the requirement that we have a nominating and corporate governance committee composed entirely of independent directors.

The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our board of directors to fulfill our board of directors’ responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include, among others:

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making recommendations to our board of directors regarding corporate governance issues;
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identifying, reviewing, and evaluating candidates to serve as directors (consistent with criteria approved by our board of directors);
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determining the minimum qualifications for service on our board of directors;
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reviewing and evaluating incumbent directors;
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instituting and overseeing director orientation and director continuing education programs;
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serving as a focal point for communication between candidates, non-committee directors, and our management;
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recommending to our board of directors for selection candidates to serve as nominees for director for the annual meeting of stockholders;
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making other recommendations to our board of directors regarding matters relating to the directors;
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reviewing succession plans for our Chief Executive Officer and our other executive officers;
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reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends, and impacts to our business of environmental, social, and governance issues, and our public reporting on these topics; and
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considering any recommendations for nominees and proposals submitted by stockholders.

Our Nominating and Corporate Governance Committee held four meetings during fiscal year 2023 and acted by written consent one time during fiscal year 2023.

Identifying and Evaluating Director Nominees

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating, and recommending candidates for nomination to our board of directors, including candidates to fill any vacancies that may occur. Our Nominating and Corporate Governance Committee assesses the qualifications of candidates in light of the policies and principles in our corporate governance guidelines and may also engage third party search firms to identify director candidates. The Nominating and Corporate Governance Committee may conduct interviews, use detailed questionnaires, and carry out comprehensive background checks or use other means that it deems appropriate to gather information to evaluate potential candidates. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates to the board of directors for approval as director nominees for election to the board of directors.

Our Nominating and Corporate Governance Committee also reviews director candidates in the context of the current size and composition of the board, the operating requirements of the Company, and the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee does not prescribe any minimum qualifications for director candidates. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors values diversity as a factor in selecting nominees. Our Nominating and Corporate Governance Committee may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise, and other factors relative to the overall composition of the board of directors and committees of the board of directors, including, but not limited to, (i) such candidate’s demonstrated experience and achievement in matters relevant to the Company’s business, (ii) such candidate’s commitment to driving the Company’s success and increasing long-term value for the Company’s stockholders, and (iii) potential conflicts of interest or other commitments. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for purposes of Nasdaq Rules.

Board Diversity

The Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse board and takes diversity considerations into account when identifying candidates.

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of April 26, 2024)
Total Number of Directors	9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4		2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background				2

Stockholder Recommendations and Nominations to the Board of Directors

Stockholders may submit recommendations for director candidates to the Nominating and Corporate Governance Committee by sending the individual’s name, qualifications, and other information as set forth in our Corporate Governance Guidelines to our Corporate Secretary at Alpha Teknova, Inc., 2451 Bert Dr., Hollister, CA 95023, who will forward all recommendations to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder and Other Interested Party Communications

The board of directors provides to every stockholder and any other interested parties the ability to communicate with the board of directors as a whole, and with individual directors on the board of directors, through an established process for stockholder communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may send such communication to our Corporate Secretary via U.S. Mail or Expedited Delivery Service to: c/o Alpha Teknova, Inc., 2451 Bert Dr., Hollister, CA 95023, Attn: Corporate Secretary.

For a stockholder or other interested party communication directed to an individual director in his or her capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: c/o Alpha Teknova, Inc. 2451 Bert Dr., Hollister, CA 95023, Attn: Corporate Secretary.

Our Corporate Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the chairperson of our board of directors.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our code of business conduct and ethics is available under the “Investor Relations—Corporate Governance—Governance Overview” portion of our website at https://ir.teknova.com/corporate-governance/governance-overview. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained in or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement.

Risk Management

Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our board of directors is responsible for risk oversight. Our board of directors believes that it is essential for effective risk management and oversight that there be open communication between management and our board of directors. Our board of directors meets with our Chief Executive Officer and Chief Financial Officer and other members of the senior management team at quarterly meetings of our board of directors, and at such other times as they deem appropriate, where, among other topics, they discuss strategy and risks facing the Company.

Our Audit Committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures, and legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Our Nominating and Corporate Governance Committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure and corporate governance. Our full board of directors also reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at regular meetings of our board of directors, and evaluates the risks inherent in significant transactions.

Non-Employee Director Compensation

In June 2021, our board of directors, upon the recommendation of our Compensation Committee, adopted our Non-Employee Director Compensation Policy for the compensation of our non-employee, independent directors. In June 2022, our board of directors, upon the recommendation of our Compensation Committee, modified the equity portion of our Non-Employee Director Compensation Policy to provide that annual equity awards will consist of restricted stock units rather than stock options. In November 2023, our board of directors, upon the recommendation of our Compensation Committee, modified the equity portion of our Non-Employee Director Compensation Policy from a value based policy of $240,000 for initial awards and $120,000 for annual awards (the “Pre-Amendment Policy”) to provide that the number of shares subject to initial awards and annual awards will be determined based on a percentage of total shares outstanding of 0.20% for initial awards and 0.10% for annual awards (the “Post-Amendment Policy”), respectively, as described below. There were no changes to the cash component of our Non-Employee Director Compensation Policy in 2023. For the 2024 fiscal year our Compensation Committee approved a fixed grant of restricted stock units for 20,000 shares of common stock to each of our non-employee, independent directors, to be effective on the date of the Annual Meeting.

Pursuant to our Non-Employee Director Compensation Policy, during the fiscal year ended December 31, 2023, each of our non-employee, independent directors received annual retainers for board and committee service as follows:

Compensation Element	Annual Amount
Board Member Annual Cash Compensation
Annual Retainer	$40,000
Non-executive Chair	$40,000(1)
Annual Committee Chair Annual Cash Compensation
Audit Committee	$20,000
Compensation Committee	$15,000
Nominating/Governance Committee	$10,000
Annual Committee Member Annual Cash Compensation
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating/Governance Committee	$5,000

Equity Awards	Pre-Amendment Policy	Post-Amendment Policy
Initial Grants	$240,000(2)(3)	0.20% of Total Shares Outstanding(3)(4)
Annual Grants	$120,000(5)(6)	0.10% of Total Shares Outstanding(6)(7)

_____________________

(1)	This amount is in addition to the annual retainer amount.
(2)

Each new non-employee, independent director who joins our board of directors will receive an option to purchase shares of common stock under our 2021 Plan having a value of $240,000, with the number of shares subject to such option based on the grant date fair value of the underlying common stock. One-third of the shares subject to such options will vest on the first anniversary of the date of grant with the remaining shares subject to the option vesting in equal monthly installments thereafter over 24 months, subject to the non-employee director’s continuous service with us on each applicable vesting date.

(3)

The grant date fair value of any option grant shall be calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) (i.e., with the number of shares subject to such option to be determined by dividing the referenced amount by the Black-Scholes per share value).

(4)

Each new non-employee, independent director who joins our board of directors will receive an option to purchase shares of common stock under our 2021 Plan, one-third of which vest on the one-year anniversary of the date of grant and the remaining shares subject to such options vesting in equal monthly installments over the remaining 24 months, subject to the director’s continued service through such date. The number of shares subject to each initial equity grant of options to purchase shares of our common stock to non-employee directors is determined by multiplying the total number of shares of the Company’s common stock issued and outstanding as of the date of grant by 0.20% (rounded down to the nearest whole share), subject to the Compensation Limitations (as defined below).

(5)

On the date of each annual meeting of our stockholders, each continuing, non-employee, independent director that has served as a director of the Company for a period of not less than six months will receive a grant of restricted stock units under our 2021 Plan equal to the lower of (i) $120,000 in value, with the number of shares subject to such restricted stock units based on the fair market value of the underlying common stock, with such value being calculated in accordance ASC Topic 718 (i.e., with the number of shares subject to such restricted stock units to be determined by the fair market value of the Company’s common stock on the date of grant), or (ii) the number that is equal to (and not more than) 0.05% of the shares of the Company's common stock issued and outstanding on the date of grant. The shares underlying the restricted stock units will vest on the first anniversary of the date of grant, subject to the non-employee director’s continuous service with us on the vesting date.

(6)	The grant date fair value of any restricted stock unit grant shall be based on the market value of the Company’s common stock on the date of grant.
(7)

On the date of each annual meeting of our stockholders, each continuing, non-employee, independent director that has served as a director of the Company for a period of not less than six months will receive a grant of restricted stock units under our 2021 Plan. Annual awards consist of restricted stock units that vest in full on the first anniversary of the date of grant. The number of shares subject to each annual equity grant of restricted stock units to non-employee directors shall be determined by (i) first, multiplying the total number of shares of the Company’s common stock issued and outstanding as of the date of grant by 0.10% (the resulting number, the “Maximum RSU Grant Shares”); and (ii) then, dividing the number of Maximum RSU Grant Shares by 1.5 (rounded down to the nearest whole share), subject to the Compensation Limitations. The shares underlying the restricted stock units will vest on the first anniversary of the date of grant, subject to the non-employee director’s continuous service with us on the vesting date. As noted above, for the 2024 fiscal year our Compensation Committee approved a fixed grant of restricted stock units for 20,000 shares of common stock to each of our non-employee, independent directors, to be effective upon the date of our 2024 annual meeting of stockholders, which represents approximately 0.05% of our common stock issued and outstanding.

All annual cash compensation amounts are payable in equal quarterly installments in arrears, following the end of each quarter in which the service occurred, pro-rated for any partial months of service. All compensation paid to our non-employee directors is subject to the limitations on non-employee director compensation set forth in the 2021 Plan, which provides that the aggregate value of all compensation granted or paid, as applicable, in each case following the IPO Date (as defined in the 2021 Plan), to any individual for service as a Non-Employee Director (as defined in the 2021 Plan) with respect to any fiscal year, including Awards (as defined in the 2021 Plan) granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the board of directors during such fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes (the “Compensation Limitations”).

Our non-employee, non-independent directors did not receive annual retainers for board and committee service during the fiscal year ended December 31, 2023. Employee directors receive no additional compensation for their service as a director.

All of our independent directors are entitled to reimbursement of all reasonable out-of-pocket expenses incurred for their attendance at meetings of our board of directors or any committee thereof.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2023. Stephen Gunstream, our President and Chief Executive Officer, is also a member of our board of directors, but did not receive any additional compensation for his service as a director. Mr. Gunstream’s compensation as a Named Executive Officer of the Company is presented in “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Stock Awards(1)	Total
Paul Grossman	$ —	$ —	$ —	$ —
Irene Davis	—	—	—	—
Ted Davis	—	—	—	—
Alexander Herzick	—	—	—	—
J. Matthew Mackowski	—	—	—	—
Robert McNamara(2)	45,000	—	—(3)	45,000
Brett Robertson	65,000	—	73,943	138,943
Alexander Vos	60,000	—	73,943	133,943
Martha J. Demski(4)	22,500	32,440	—	54,940

_____________________

(1)

The amounts reported in this column do not reflect dollar amounts actually received by the non-employee director. Instead, the amounts reflect the aggregate grant date fair value of the stock options and restricted stock units earned by the non-employee directors for services provided in 2023 under our 2021 Plan, computed in accordance with ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts reported in this column reflect the accounting cost for these stock options and restricted stock units and do not correspond to the actual economic value that may be received by the non-employee directors upon the exercise of the stock options, vesting of restricted stock units, or any sale of the underlying shares of common stock. The table below shows the aggregate number of equity awards (vested and unvested) held as of December 31, 2023 by each of our non-employee directors:

Name	Number of Shares Underlying Outstanding Option Awards as of December 31, 2023	Number of Shares Underlying Outstanding Stock Awards as of December 31, 2023
Paul Grossman	—	—
Irene Davis	—	—
Ted Davis	—	—
Alexander Herzick	—	—
J. Matthew Mackowski	—	—
Robert McNamara	—	—
Brett Robertson	44,251	18,815
Alexander Vos	44,251	18,815
Martha J. Demski	56,683	—

(2)	Robert McNamara resigned from the board of directors effective August 31, 2023.
(3)

Robert McNamara received a grant of restricted stock units valued at $73,943, which were forfeited following his resignation from the board of directors on August 31, 2023 in accordance with the 2021 Plan.

(4)	Martha J. Demski was appointed to the board of directors effective August 31, 2023.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our board of directors is currently composed of nine members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, three Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in the control of our Company.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our board of directors has approved, Paul Grossman, Stephen Gunstream, and Alexander Vos as nominees for election as Class III directors at the Annual Meeting. If elected, each of Paul Grossman, Stephen Gunstream, and Alexander Vos will serve as Class III directors until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a Class III director of our Company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of Paul Grossman, Stephen Gunstream, and Alexander Vos. We expect that Paul Grossman, Stephen Gunstream, and Alexander Vos will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter, which will result in no effect on the vote for this matter.

Director Interest

Paul Grossman, Stephen Gunstream, and Alexander Vos have an interest in this Proposal No. 1, as each is currently a member of our board of directors.

Vote Required

The election of directors requires a plurality of the voting power of the shares of our common stock be present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2024. During our fiscal year ended December 31, 2023, Ernst & Young LLP served as our independent registered public accounting firm. Ernst & Young LLP served as our independent registered public accounting firm from 2020 to 2023.

Notwithstanding the appointment of Grant Thornton LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our Audit Committee is submitting the appointment of Grant Thornton LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Grant Thornton LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions from our stockholders. We do not expect representatives of Ernst & Young LLP to be present at the Annual Meeting, but if they do attend, they will have an opportunity to make a statement, and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Grant Thornton LLP, our board of directors may reconsider the appointment.

Change in Independent Registered Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 2, 2024 (the “Auditor 8-K”), on March 26, 2024, the Audit Committee (i) approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2024, and (ii) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm.

Ernst & Young’s audit report on the Company’s financial statements as of and for the year ended December 31, 2023, contained an explanatory paragraph related to the Company’s ability to continue as a going concern but did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. Ernst & Young’s audit report on the Company’s financial statements as of and for the year ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Auditor 8-K: (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the matter in their reports on the Company’s financial statements for such years, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the communication by Ernst & Young of a material weakness in the Company’s internal control over financial reporting, which was disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Company has remediated the material weakness as disclosed in Part II, Item 9A of the Company’s Annual Report accompanying this Proxy Statement.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Ernst & Young with a copy of the foregoing disclosures contained in the Auditor 8-K prior to its filing with the SEC and received a letter from Ernst & Young addressed to the SEC stating that it agreed with the statements contained in the Auditor 8-K. This letter was filed as an exhibit to the Auditor 8-K.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Auditor 8-K, neither the Company, nor anyone acting on its behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our Company by Ernst & Young LLP for our fiscal years ended December 31, 2023, and December 31, 2022.

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$ 860,600	$ 851,300
Audit-Related Fees(2)	36,046	44,500
Tax Fees	—	—
All Other Fees	—	—
	$ 896,646	$ 895,800

_____________________

(1)	Audit Fees consist of fees for professional services provided in connection with the audit of our annual financial statements and reviews of our quarterly condensed financial statements.
(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” This primarily consists of fees for registration statement filings.

Auditor Independence

In our fiscal year ended December 31, 2023, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Pursuant to this policy, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm; the term of the general pre-approval is 12 months from the date of approval, unless the Audit Committee (or a member to whom pre-approval authority has been delegated) specifically provides for a different period. If the Audit Committee has not provided general pre-approval, then the type of service requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to one or more Audit Committee members so long as any such pre-approval decisions are presented to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations. The annual audit services, engagement terms, and fees are subject to the specific pre-approval of the Audit Committee.

Vote Required

The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the SEC.

In the performance of its oversight function, the Audit Committee has:

•
reviewed and discussed the audited financial statements with management and Ernst & Young LLP;
•
discussed with Ernst & Young LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; and
•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and has discussed with them their independence.

Based on the Audit Committee’s review and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the board of directors:

Martha J. Demski
Brett Robertson
Alexander Vos

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 26, 2024. Each of our executive officers is appointed by, and serves at the discretion of, our board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Except for Ted Davis and Irene Davis, who are husband and wife and members of our board of directors, there are no family relationships among any of our directors or executive officers.

Name	Age	Position
Stephen Gunstream	45	President and Chief Executive Officer, Director
Matthew Lowell	53	Chief Financial Officer
Damon Terrill	54	General Counsel and Chief Compliance Officer

Executive Officers

Stephen Gunstream. The biography of Mr. Gunstream is contained under “Board of Directors and Corporate Governance—Continuing Directors.”

Matthew Lowell has served as our Chief Financial Officer since February 2021. Prior to joining Teknova, Mr. Lowell served as Vice President of Finance and Treasurer at Varex Imaging Corporation (NASDAQ: VREX), a medical device company, from January 2017 to February 2021 while also leading business development activity. Mr. Lowell also served as Vice President of Finance at Varian Medical Systems, Inc. (“Varian”) (NYSE: VAR) from April 2013 to December 2016, prior to the spin-off of Varex Imaging Corporation from Varian in January 2017, with responsibility for financial planning and analysis as well as business development. Before joining Varian, Mr. Lowell spent over 10 years, from 2002 to 2013, at Abbott Medical Optics, Inc. and its predecessor, Advanced Medical Optics, Inc. in a variety of strategy, business development and finance roles. Mr. Lowell began his career in investment banking with positions at NationsBank, N.A. in its Investment Banking division, Donaldson, Lufkin & Jenrette, Inc. and Credit Suisse First Boston. He holds a bachelor’s degree in Economics from the University of North Carolina at Chapel Hill and a master’s degree in Business Administration from the Kellogg School of Management at Northwestern University.

Damon Terrill has served as our General Counsel and Chief Compliance Officer since August 2020. Prior to joining Teknova, Mr. Terrill held a number of leadership positions within the Office of the General Counsel (“OGC”) of Rockwell Collins, Inc. (“Collins”), now Collins Aerospace and an operating segment of Raytheon Technologies Corp. (NYSE: RTX). Those roles included General Counsel for the Avionics business segment from February 2019 to August 2020, the OGC lead for the Interior Systems business segment, from March 2016 to November 2018, and for the Commercial Systems business segment, from March 2014 to March 2016. Before joining Collins, Mr. Terrill served as Senior Vice President and General Counsel, International & Capital Markets, of Integrated DNA Technologies (“IDT”) from January 2006 to December 2013. Prior to IDT, Mr. Terrill was an attorney-adviser at the U.S. Department of State in Washington, D.C. from 2002 to 2005, and an associate with Clifford Chance, LLP in Washington, D.C. from 1999 to 2002. Mr. Terrill holds a bachelor’s degree in Political Science from the University of Iowa, a master’s degree in International Affairs from the School of International Service, American University, and a J.D. from the New York University School of Law. Mr. Terrill is admitted to practice law in the State of New York, the District of Columbia, and the State of Iowa.

EXECUTIVE COMPENSATION

Overview

We are currently considered an “emerging growth company” and “smaller reporting company” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. As an “emerging growth company” and “smaller reporting company” we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Further, our reporting obligations extend only to the following Named Executive Officers who are the individuals who served as our principal executive officer during, and the next two most highly compensated executive officers at the end of, the fiscal year ended December 31, 2023, respectively. For the fiscal year ended December 31, 2023, our Named Executive Officers and their principal positions were as follows:

•
Stephen Gunstream, our President and Chief Executive Officer;
•
Matthew Lowell, our Chief Financial Officer; and
•
Ken Gelhaus, our Chief Commercial Officer.

As the Company disclosed with its Form 8-K filing dated January 16, 2024, Mr. Gelhaus’ employment by Teknova ended on March 1, 2024.

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by or paid to our Named Executive Officers during the years ended December 31, 2023 and 2022:

Name	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Stephen Gunstream President and Chief Executive Officer	2023 2022	569,200 575,104	— —	197,737 1,155,665	233,306 —	353,261 107,832	15,325(4) 14,200(5)	1,368,829 1,852,801
Matthew Lowell Chief Financial Officer	2023 2022	421,500 416,771	— —	64,193 403,157	75,740 —	156,957 46,887	15,325(6) 14,200(7)	733,715 881,015
Ken Gelhaus(10) Chief Commercial Officer	2023 2022	434,900 426,656	— —	64,193 491,437	75,740 —	143,952 42,666	15,248(8) 13,200(9)	734,033 973,959

____________________

(1)

The amounts reported in this column do not reflect dollar amounts actually received by the Named Executive Officer. Instead, the amounts represent the aggregate grant date fair value of stock options granted to our Named Executive Officers during 2023 and 2022 under our 2021 Plan, computed in accordance with ASC Topic 718, as disclosed in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our Named Executive Officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the Named Executive Officers upon the exercise of the stock options or any sale of the underlying shares of common stock.

(2)

The amounts reported in this column do not reflect dollar amounts actually received by the Named Executive Officer. Instead, the amounts reflect the aggregate grant date fair value of the restricted stock units granted to our Named Executive Officers during 2023 under our 2021 Plan, computed in accordance with ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts reported in this column reflect the accounting cost for these restricted stock units and do not correspond to the actual economic value that may be received by the Named Executive Officer upon the vesting of restricted stock units or any sale of the underlying shares of common stock.

(3)

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect bonuses earned by the Named Executive Officers under the Company’s Annual Incentive Bonus Plan for the fiscal years ended December 31, 2023 and 2022, respectively, as applicable.

(4)	Represents $13,200 in matching contributions under our 401(k) plan (the “401(k) Plan”), $2,000 in health savings account contributions, and $125 telephone reimbursement made on Mr. Gunstream’s behalf.
(5)	Represents $12,200 in matching contributions under our 401(k) Plan and $2,000 in health savings account contributions made on Mr. Gunstream’s behalf.
(6)	Represents $13,200 in matching contributions under our 401(k) Plan, $2,000 in health savings account contributions, and $125 telephone reimbursement made on Mr. Lowell’s behalf.
(7)	Represents $12,200 in matching contributions under our 401(k) Plan and $2,000 in health savings account contributions made on Mr. Lowell’s behalf.
(8)	Represents $13,200 in matching contributions under our 401(k) Plan, $1,923 in health savings account contributions, and $125 telephone reimbursement made on Mr. Gelhaus’ behalf.
(9)	Represents $12,200 in matching contributions under our 401(k) Plan and $1,000 in health savings account contributions made on Mr. Gelhaus’ behalf.
(10)

Prior to Mr. Gelhaus’ employment ending with us on March 1, 2024, 3,500 restricted stock awards vested and were released. All unvested stock options and restricted stock units were forfeited on March 1, 2024. Mr. Gelhaus’ has 107,468 vested stock options that remain exercisable for three-months following March 1, 2024.

Narrative Disclosure to Summary Compensation Table

In 2023, our Compensation Committee retained the services of AON to formulate a report and make recommendations regarding our compensation programs and executive compensation levels. AON provided our Compensation Committee with benchmark comparative data for our executive officers with respect to base salaries, target and actual total cash compensation levels, and long-term incentive values. The compensation committee used the data provided by AON to make a determination of the competitiveness of total direct compensation for each executive officer and to recommend certain changes to such compensation to our board of directors. Based on the compensation committee’s recommendations, our board of directors determined to increase the base salaries of our executive officers for 2023 such that their base salaries and bonus targets would align with the 50th percentile as compared to our peer group.

During 2023, the principal elements of our executive compensation program were as follows:

Base Salary

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation for attracting and retaining highly-talented individuals. We determine base salaries for each executive on a case-by-case basis with consideration given to each executive’s responsibilities, individual contribution, prior experience, expertise, and performance, as well as market compensation levels for similar positions. Base salaries of our Named Executive Officers are approved and reviewed annually by our Compensation Committee. The 2023 base salaries for our named executive officers were as follows and were unchanged from our 2022 fiscal year:

Name	2023 Base Salary
Stephen Gunstream	$569,200
Matthew Lowell	$421,500
Ken Gelhaus	$434,900

Annual Incentive Bonus Plan

In connection with our initial public offering, our board of directors adopted an Annual Incentive Bonus Plan (the “Cash Bonus Plan”), pursuant to which employees classified as manager level or above, including our Named Executive Officers, are eligible to participate, subject to meeting certain criteria as such criteria may be determined by our board of directors. The Cash Bonus Plan is designed to provide appropriate incentives to our executives to achieve defined financial and Company performance goals and to reward our executives for achievement toward these goals.

The Cash Bonus Plan generally provides participants a target bonus opportunity for the applicable plan year performance period, and payments of bonuses may be based on the achievement of Company (or department) and individual performance goals for the plan year, up to, but not greater than, 137.5% of a participant’s target bonus. During the fiscal year ended December 31, 2023, each Named Executive Officer’s target bonus amount was based entirely on the achievement of Company performance goals. Each executive’s target bonus amount is expressed as a percentage of the executive’s base salary and intended to be commensurate with the executive’s position and responsibilities. The bonus target for our Chief Executive Officer is set at 75%, the bonus target for our Chief Financial Officer is set at 45%, and the bonus target for our other Named Executive Officer is set at 40%. The target achievement levels for our executives with respect to the applicable performance metrics are based on a board-approved operating plan, which reflects the Company’s target performance for the upcoming fiscal year, and such targets are calibrated such that they are challenging enough to require strong and consistent effort by the executives in order to be achieved. In order to be eligible to receive a bonus pursuant to the Cash Bonus Plan, the participant would have to remain employed by us on both the last day of the applicable plan year and on the payment date, and would also have to have met the Company’s expectations of the applicable plan participant in his or her role during the plan year, if applicable.

Every year the Compensation Committee determines the achievement levels of the Company and financial performance goals and the actual bonus payout to be awarded to each of our eligible executive officers.

The Company performance metric for fiscal year 2023 was comprised of a revenue goal, which was weighted at 30%, a free cash outflow goal, which was weighted at 30%, a goal relating to the qualification of our new manufacturing facility as well as requalification of our existing manufacturing facilities under good manufacturing practices (GMP), which was weighted at 25%, and a goal relating to novel product introduction, which was weighted at 15%. For fiscal year 2023, we did not achieve the revenue goal, but did achieve the free cash outflow, GMP qualification, and novel product introduction goals. Within each Company performance metric there are scaled target amounts or performance milestones, as applicable, that must be achieved for a bonus to be payable in respect of the particular metric. The minimum threshold for the Company performance metrics ranges from 20% to 75%, depending on the metric, with a maximum payout within each metric of 150%. The Compensation Committee has determined that the Company performance metric was deemed to be achieved at 82.75% of target, which resulted in the bonus payments set forth in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

Long-Term Equity Incentives

We believe equity awards are a critical element of our executive compensation program as they provide an incentive for our executives to focus on driving growth in our stock price and long-term stockholder value creation, and help us to attract and retain key talent in a competitive market. Specifically, the granting of stock options helps ensure that the interests of our executive officers are aligned with those of our stockholders as the options only have value if the value of the Company’s stock increases after the date the option is granted. Our Named Executive Officers and certain other employees are generally granted equity awards on an annual basis. In addition, from time to time, our Compensation Committee may approve additional equity grants for, among other factors, the reasons described above.

In February 2023, we granted stock options to acquire 86,250 shares of common stock and restricted stock units for 43,125 shares of common stock to our Chief Executive Officer, and stock options to acquire 28,000 shares of common stock and restricted stock units for 14,000 shares of common stock to each of our other Named Executive Officers.

Other Elements of Compensation

Health and Welfare Benefits

All of our current Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, and accidental death and dismemberment insurance for all of our employees, including our Named Executive Officers.

Perquisites and Personal Benefits

No Named Executive Officer was granted a perquisite or other personal benefit during 2023 or 2022 that is subject to disclosure.

Retirement Benefits

We do not have a defined benefit pension plan or nonqualified deferred compensation plan. We maintain a retirement profit sharing savings plan (the “401(k) Plan”) for the benefit of our eligible employees, including our Named Executive Officers. Our 401(k) Plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as a defined contribution plan. Each participant in the 401(k) Plan may contribute up to the lesser of his or her pre-tax compensation or the statutory limit and we make safe harbor matching contributions on such deferrals. In addition, we can make discretionary matching and/or profit sharing contributions. All salary deferrals, safe harbor matching contributions, and rollovers are 100% vested when contributed and participants vest in discretionary matching and profit sharing contributions at a rate of 20% per year of service with us (such contributions are fully vested after five years of service). For the year ended December 31, 2023, we provided a 4% matching contribution under the 401(k) Plan for eligible compensation by plan participants, subject to federal tax limits.

Prohibition on Hedging and Pledging Transactions

Our insider trading policy prohibits any director, employee (including our executive officers), or consultant to our Company from, among other things, engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, or other inherently speculative transactions with respect to our common stock at any time. Our directors, employees (including our executive officers), and consultants are also not permitted to pledge our securities as collateral for a loan.

Emerging Growth Company Status

As of December 31, 2023, we are an emerging growth company, as defined in the JOBS Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, including, but not limited to, the requirements to hold a nonbinding advisory vote on executive compensation, provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, and provide pay versus performance disclosure, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act. We will remain an emerging growth company until the earliest of (i) December 31, 2026, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Employment Arrangements

The employment agreements and offer letters with our Named Executive Officers generally provide for at-will employment and set forth the executive officer’s initial base salary, applicable signing bonuses, eligibility for employee benefits, and confirmation of the terms of previously issued equity grants; for our President and Chief Executive Officer, his employment documents also address severance benefits on a qualifying termination of employment or resignation. In addition, each of our Named Executive Officers has executed our standard confidential information and invention assignment agreement. The key terms of these agreements are described below.

Stephen Gunstream Offer Letter. We entered into an offer letter agreement with Mr. Gunstream dated November 16, 2019 (the “Gunstream Offer Letter”) which provides that he initially serve as our Chief Business Officer and become our Chief Executive Officer no later than June 30, 2020. Mr. Gunstream’s initial base salary was $350,000, with a target annual cash bonus of up to 50% of his base salary. The Gunstream Offer Letter also provides that we will reimburse Mr. Gunstream for local hotel expenses for days that he works at our Hollister, California office and if such amounts are taxable, the reimbursement will be subject to applicable tax withholding.

Pursuant to the Gunstream Offer Letter, Mr. Gunstream was granted (a) an option to acquire 926,879 shares of our common stock, which options will vest over four years subject to his continued service with us (the “Time Based Options”) with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly installments over the following 36 months, and (b) an option to acquire 231,719 shares of our common stock, which options will vest in full upon our achievement of certain pre-determined financial-based performance goals and will be subject to forfeiture to the extent we do not meet such performance metrics and require Mr. Gunstream’s continuous service with us through the applicable vesting date (the “Performance Based Options”). However, in connection with our initial public offering, the vesting schedule of the Performance Based Options was amended to provide that such option will vest in 48 equal monthly installments commencing on the date upon which our registration statement for our initial public offering was declared effective by the SEC, which date was June 24, 2021. Our board of directors determined to amend this option to align Mr. Gunstream’s long-term interests with those of our stockholders and other executives.

Matthew Lowell Offer Letter. We entered into an offer letter agreement with Mr. Lowell dated January 22, 2021 (the “Lowell Offer Letter”) which provides for Mr. Lowell’s employment as our Chief Financial Officer. Mr. Lowell’s initial base salary was $300,000, with the opportunity to earn an annual bonus of as much as 25% of his annual base salary under a bonus plan, depending on Mr. Lowell’s and the Company’s performance.

Pursuant to the Lowell Offer Letter, Mr. Lowell was granted a stock option to acquire 196,833 shares of our common stock (the “Lowell Option”), in accordance with the 2020 Equity Incentive Plan, as amended (the “2020 Plan”), and related stock option agreements, which options will vest over four years subject to his continued service with us, with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly installments over the following 36 months.

Pursuant to the terms of the award agreement for the Lowell Option, such option will become fully vested and exercisable immediately prior to, but contingent upon, a change of control (as defined in the 2020 Plan) in the event of (i) a change of control in which the acquirer elects not to assume or continue such option, or provide a substantially equivalent award, provided that, for the purposes of this clause (i), Mr. Lowell’s service has not terminated prior to the change in control, or (ii) the cessation of Mr. Lowell’s service as a result of a change in control termination where, in connection with such change in control, the acquirer has so assumed, continued, or substituted such option, provided that, for the purposes of this clause (ii), Mr. Lowell, among other things, executes an effective release of claims against us and our affiliates. For the purposes of the Lowell Option, “change in control termination” means a qualifying termination within 12 months after the consummation of a change in control; and “qualifying termination” means (i) the Company terminates Mr. Lowell’s employment without cause (as defined in the 2020 Plan) or (ii) he resigns as a result of a material reduction in his base salary or bonus potential, subject to a notice and cure period.

Ken Gelhaus Offer Letter. We entered into an offer letter agreement with Mr. Gelhaus dated September 20, 2021 (the “Gelhaus Offer Letter”) which provides for Mr. Gelhaus’ employment as our Chief Commercial Officer. Mr. Gelhaus’ initial base salary was $377,500, with the opportunity to earn an annual bonus of as much as 25% of his annual base salary under a bonus plan, depending on Mr. Gelhaus’ and the Company’s performance.

Pursuant to the Gelhaus Offer Letter, Mr. Gelhaus was granted a stock option to acquire 85,000 shares of our common stock, in accordance with the Company’s 2021 Plan, as amended, and related stock option agreements, which options were to vest over four years subject to his continued service with us, with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly installments over the following 36 months (the “2021 Gelhaus Option”). The 2021 Gelhaus Option was subject to acceleration in accordance with the terms of the 2021 Plan and the Executive

Severance and Change in Control Plan, in which Mr. Gelhaus was a participant. As noted above and disclosed with a filing on Form 8-K dated January 16, 2024, Mr. Gelhaus’ employment by Teknova ended on March 1, 2024. Mr. Gelhaus did not exercise all or any portion of the vested shares subject to the 2021 Gelhaus Option and the 2021 Gelhaus Option has since terminated. Prior to his separation from employment by Teknova, he and the Company entered into an employment separation and release of claims agreement in accordance with the terms of the Executive Severance and Change in Control Plan described in this Proxy Statement immediately below.

Executive Severance and Change in Control Plan

Our board of directors has adopted an Executive Severance and Change in Control Plan (the “Severance Plan”), which became effective upon the closing of our initial public offering. Our Named Executive Officers and certain of our other executive officers, as determined by our board of directors from time to time, are participants in the Severance Plan.

Under the terms of the Severance Plan, if the executive’s employment with us is terminated by us without “cause” or by the executive for “good reason” (each as defined in the Severance Plan), in each case, other than in connection with a “Change in Control” (as defined in the Severance Plan), then as long as the executive timely signs a release of any claims against us, he or she will be entitled to the following severance benefits: (i) an amount in cash equal to nine months (or 12 months, for our Chief Executive Officer) of his or her base salary as of his or her termination date, payable in installments in accordance with our standard payroll practices; (ii) provided he or she timely elects continued coverage under COBRA, reimbursements for his or her COBRA premiums for group health insurance coverage for the participant and any covered dependents until the sooner of (A) the end of nine months (or 12 months, for our Chief Executive Officer) after the participant’s separation date, (B) the date the participant is no longer eligible for COBRA coverage or (C) the date the participant becomes eligible for health insurance coverage through another employer; and (iii) for our Chief Executive Officer only, a lump-sum pro-rated amount of his target annual bonus for the fiscal year in which the termination occurs, measured as of his termination date.

Pursuant to the Severance Plan, if the executive’s employment with us is terminated without “cause” or by the executive for “good reason” at any time three months prior to or within 12 months after a “Change in Control” (as defined in the Severance Plan), then as long as the executive timely signs a release of any claims against us, he or she will be entitled to the following severance benefits: (i) a lump-sum cash amount equal to 100% (or 200%, for our Chief Executive Officer) of his or her base salary in effect as of immediately prior to his or her termination date; (ii) a lump sum amount equal to 100% (or 200%, for our Chief Executive Officer) of his or her target annual bonus for the fiscal year in which the termination occurs; (iii) full vesting of all of his or her outstanding (as of immediately prior to the termination, but subject to any maximum term) equity awards from the Company and any of its affiliates (or any successor to the Company or any of its affiliates); provided, however, if vesting is otherwise based on satisfaction of performance objectives, such objectives shall be deemed satisfied at 100% of target; and (iv) provided he or she timely elects continued coverage under COBRA, reimbursements for his or her COBRA premiums for group health insurance coverage for the participant and any covered dependents until the sooner of (A) the end of 12 months (or 24 months, for our Chief Executive Officer) after the participant’s separation date, (B) the date the participant is no longer eligible for COBRA coverage or (C) the date the participant becomes eligible for health insurance coverage through another employer.

The timing of severance payments and benefits under the Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A of the Code. The Severance Plan also provides for the reduction of any severance payments and benefits to the executive to the extent necessary to ensure that he or she will not be subject to any excise tax under Section 4999 of the Internal Revenue Code or will receive the full value of any “excess parachute payments” under Section 280G of the Code, whichever will result in the participant receiving on an after-tax basis the greatest amount of benefits.

For purposes of the Severance Plan:

•
“Cause” shall have the meaning ascribed to such term in the 2021 Plan, as may be amended from time to time. This generally means that such term shall have the meaning ascribed to such term in any written agreement between the participant and the Company defining such term and, in the absence of such agreement, such term means the occurrence of any of the following events: (i) the executive’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or intentional falsification of any Company documents or records; (ii) the executive’s material failure to abide by the Company’s code of conduct or other policies; (iii) the executive’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Company; (iv) any intentional act by the executive that has a material detrimental effect on the Company’s reputation or business; (v) the executive’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the executive of any employment or service agreement between the executive and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the executive’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation, or moral turpitude, or that impairs the executive’s ability to perform his or her duties with the Company.
•
“Change in Control” or “Change of Control” shall have the meaning ascribed to such term in the 2021 Plan, as may be amended from time to time. This generally means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
o
any person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction, subject to certain exceptions;
o
there is consummated a merger, consolidation, or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation, or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; other stockholders of the Company approve or the board of directors approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;
o
there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license, or other disposition; or
o
individuals who, on the date the 2021 Plan is adopted by the board of directors, are members of our board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the board of directors; provided, however, that if the appointment or election (or nomination for election) of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Severance Plan, be considered a member of the Incumbent Board.
•
“Good Reason” generally means any one of the following that occurs without the consent of the executive: (i) a material reduction in the executive’s title, duties, authority, or responsibilities relative to executive’s title, duties, authority, or responsibilities as in effect immediately prior to such reduction; provided, however, that continued employment following a Change in Control with substantially the same responsibility with respect to the Company’s business and operations will not constitute a material reduction in title, duties, authority, or responsibilities, (ii) a reduction in the executive’s annual base salary, other than a reduction that occurs in connection with a Company-wide decrease in executive team compensation, (iii) a relocation of the executive’s principal workplace by more than 50 miles, or (iv) the Company’s material breach of any written agreement as to which both the Company (or an affiliate) and the executive are parties; provided, however, that the executive must provide 90 days’ notice of the executive’s intent to resign for Good Reason within 30 days after the executive learns of a potential Good Reason trigger, and the resignation shall be for Good Reason only if the potential Good Reason trigger remains uncured as of the specified date of resignation.

Outstanding Equity Awards as of December 31, 2023

The following table presents the outstanding equity incentive plan awards held by each Named Executive Officer as of December 31, 2023.

			Option Awards(1)				Stock Awards(1)
Name	Grant Date	Vesting Commence-ment Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested(6)
Stephen Gunstream	8/31/2020(2) 8/31/2020(3) 2/15/2022(4) 11/15/2022(4) 2/27/2023(4) 2/27/2023(5)	12/16/2019 6/24/2021 2/15/2022 11/15/2022 2/27/2023 2/27/2023	886,879 144,824 80,208 23,697 17,968 —	— 86,895 94,792 63,803 68,282 —	$0.8368 0.8368 15.09 5.36 5.41 —	8/31/2030 8/31/2030 2/15/2032 11/15/2032 2/27/2033 —	— — — — — 43,125	$ — — — — — 160,856
Matthew Lowell	3/30/2021(2) 6/24/2021(2) 2/15/2022(4) 11/15/2022(4) 2/27/2023(4) 2/27/2023(5)	2/17/2021 6/24/2021 2/15/2022 11/15/2022 2/27/2023 2/27/2023	139,423 3,866 27,500 8,962 5,833 —	57,410 2,320 32,500 24,131 22,167 —	5.4412 16.00 15.09 5.36 5.41 —	2/17/2031 6/24/2031 2/15/2032 11/15/2032 2/27/2033 —	— — — — — 14,000	— — — — — 52,220
Ken Gelhaus(7)	11/17/2021(2) 2/15/2022(4) 11/15/2022(4) 2/27/2023(4) 2/27/2023(5)	11/17/2021 2/15/2022 11/15/2022 2/27/2023 2/27/2023	44,270 27,500 19,635 5,833 —	40,730 32,500 52,865 22,167 —	25.10 15.09 5.36 5.41 —	11/17/2031 2/15/2032 11/15/2032 2/27/2033 —	— — — — 14,000	— — — — 52,220

____________________

(1)

The unvested shares underlying the equity awards set forth below are subject to accelerated vesting as described in “—Employment Arrangements” and “—Employment Arrangements—Executive Severance and Change in Control Plan,” in each case with respect to the equity awards held by our Named Executive Officers.

(2)

1/4th of the shares underlying this option vested on the first anniversary of the vesting commencement date, and 1/48th of the shares vest monthly thereafter over the following four years, subject to the Named Executive Officer’s continued service with us.

(3)

Represents an option to purchase 231,719 shares of our common stock granted on August 31, 2020. In connection with our initial public offering, the vesting schedule of the option was amended to provide that such option will vest in 48 equal monthly installments commencing on the date upon which our registration statement for our initial public offering was declared effective by the SEC, which date was June 24, 2021.

(4)	1/48th of the shares underlying this option vest monthly over the four years following the vesting commencement date, subject to the Named Executive Officer’s continued service with us.
(5)

Represents restricted stock units granted on February 27, 2023. 1/4th of the shares underlying the restricted stock units will vest on each anniversary of the grant date, subject to the Named Executive Officer’s continued service with us.

(6)	Calculated based on $3.73, the closing price of our common stock on the Nasdaq Capital Market on December 29, 2023.
(7)

Prior to Mr. Gelhaus’ employment ending with us on March 1, 2024, 3,500 restricted stock awards vested and were released. All unvested stock options and restricted stock units were forfeited on March 1, 2024. Mr. Gelhaus’ has 107,468 vested stock options that remain exercisable for three-months following March 1, 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	4,197,587	$6.41(2)	3,849,645(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	4,197,587	$6.41	3,849,645

____________________

(1)	Includes the following plans: our 2016 Plan, 2020 Plan, 2021 Plan and 2021 Employee Stock Purchase Plan (“ESPP”).
(2)	The weighted average exercise price excludes any outstanding restricted stock units, which have no exercise price.
(3)

As of December 31, 2023, a total of 3,193,511 and 656,134 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan and the ESPP, respectively. With respect to the 2021 Plan, the number of shares of our common stock reserved for issuance thereunder, excludes the 1,631,753 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2024 as contemplated by the 2021 Plan. With respect to the ESPP, the number of shares of our common stock reserved for issuance excludes the 319,911 shares that were added to the ESPP as a result of the automatic annual increase on January 1, 2024 as contemplated by the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of April 26, 2024, for:

•
each person or group known to us who beneficially owns more than five percent of our common stock;
•
each of our directors and nominees for director;
•
each of our Named Executive Officers named in “Executive Compensation”; and
•
all of our directors and executive officers as a group.

Each stockholder’s percentage ownership is based on 40,823,387 shares of common stock outstanding as of April 26, 2024. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Common stock subject to options that are exercisable on or within 60 days after April 26, 2024, are deemed outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the stockholder.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Alpha Teknova, Inc., 2451 Bert Dr., Hollister, CA 95023. Except as stated in the footnotes below, none of the stockholders or their affiliates, officers, directors, and principal equity holders have held any position or office or have had any material relationship with us or our affiliates within the past three years.

	Shares Beneficially Owned
	Number	Percent
5% Stockholders:
Entities affiliated with Telegraph Hill Partners(1)	25,620,792	62.8%
Irene Davis(2)	3,575,559	8.8%
Ted Davis(2)	3,575,559	8.8%
Directors and Named Executive Officers:
Stephen Gunstream(3)	1,358,441	3.2%
Matthew Lowell(4)	304,236	*
Irene Davis(5)	3,575,559	8.8%
Ted Davis(6)	3,575,559	8.8%
Paul Grossman(7)	9,212	*
Alexander Herzick(7)	—	—
J. Matthew Mackowski(7)	820,810	2.0%
Martha J. Demski	—	—
Brett Robertson	72,423	*
Alexander Vos	72,423	*
All directors and executive officers as a group (11 persons)(8)	6,463,864	15.2%

____________________

*	Represents beneficial ownership of less than one percent of the outstanding shares.
(1)

Consists of 21,859,660 shares of common stock directly held by Telegraph Hill Partners IV, L.P. (“THP LP”) and 3,761,132 shares of common stock of THP IV Affiliates Fund, LLC (“THP LLC”). Telegraph Hill Partners IV Investment Management, LLC (“THP IM”) is the general partner of THP LP. Telegraph Hill Partners Management Company LLC (“THPMC”) is the manager of THP IM. THP IM is the manager of THP LLC. THPMC is the manager of THP IM. Based upon the foregoing, each of THP LP, THP LLC, THP IM and THPMC may be deemed the beneficial owner of the 25,620,792 shares of common stock. THP LP, THP LLC, THP IM and THPMC have shared voting power and shared dispositive power with respect to 25,620,792 shares. The address for each of these entities is 300 Montgomery Street, Suite 1130, San Francisco, CA 94104. This information is based on a Schedule 13G/A filed on October 6, 2023 with the SEC.

(2)

Consists of 1,687,140 shares of common stock held directly by Irene Davis and 1,888,419 shares of common stock held directly by Ted Davis. Ms. Davis and Ms. Davis are husband and wife. Based on the foregoing, each of Ms. Davis and Mr. Davis may be deemed the beneficial owner of the 3,575,559 shares of common stock. Ms. Davis and Ms. Davis have shared voting power and shared dispositive power with respect to 3,575,595 shares. Ms. Davis’ and Mr. Davis’ address is 2451 Bert Dr., Hollister, CA 95023.

(3)

Consists of 134,102 shares of common stock held directly by Mr. Gunstream and 1,224,339 shares of common stock that may either be acquired pursuant to the exercise of stock options or upon vesting of restricted stock units within 60 days of April 26, 2024.

(4)

Consists of 78,721 shares of common stock held directly by Mr. Lowell and 225,515 shares of common stock that may either be acquired pursuant to the exercise of stock options or upon vesting of restricted stock units within 60 days of April 26, 2024.

(5)

Consists of: (a) 1,687,140 shares of common stock held directly by Ms. Davis and (b) 1,888,419 shares of common stock held by Mr. Davis, over which Ms. Davis may be deemed to have shared voting power and dispositive power.

(6)

Consists of: (a) 1,888,419 shares of common stock held directly by Mr. Davis and (b) 1,687,140 shares of common stock held by Ms. Davis, over which Mr. Davis may be deemed to have shared voting power and dispositive power.

(7)

Paul Grossman, Alexander Herzick and J. Matthew Mackowski are each partners of THPMC and may be deemed to have beneficial ownership of the shares held by THP LP and THP LLC. Mr. Mackowski is also a manager of THPMC. Each of Mr. Grossman, Mr. Herzick and Mr. Mackowski disclaims beneficial ownership of any of the securities held by THP LP and THP LLC. The address for each of Mr. Grossman, Mr. Herzick and Mr. Mackowski is c/o Telegraph Hill Partners Management Company LLC, 300 Montgomery Street, Suite 1130, San Francisco, CA 94104.

(8)

Consists of (a) shares included under “Directors and Named Executive Officers”, (b) 31,694 shares of common stock held by one of our other executive officers and (c) 219,066 shares of common stock that may either be acquired pursuant to the exercise of stock options or upon vesting of restricted stock units within 60 days of April 26, 2024 held by two of our other executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2022, to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for our last two completed fiscal years, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than the compensation arrangements described in “Executive Compensation.”

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions.

Investors’ Rights Agreement

We are a party to an investors’ rights agreement, dated as of January 14, 2019, with certain holders of our common stock, including our five percent stockholders and entities affiliated with our directors. Our investors’ rights agreement provides these holders the right, subject to certain conditions, to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Employment Arrangements

We have entered into employment agreements and offer letters with certain of our executive officers. For more information regarding these agreements with our executive officers, see “Executive Compensation—Employment Arrangements.”

Severance and Change of Control Plan

Our board of directors has adopted the Severance Plan with Mr. Gunstream and one or more of our other executive officers, as may be determined by our board of directors from time to time. The Severance Plan is more fully described in the section entitled “Executive Compensation—Employment Arrangements—Executive Severance and Change in Control Plan.”

Equity and Cash Incentives

We have granted options to certain of our directors and Named Executive Officers. For more information regarding the options granted to our directors and Named Executive Officers, see “Board of Directors and Corporate Governance—Non-Employee Director Compensation—Non-Employee Director Compensation Table” and “Executive Compensation—Outstanding Equity Awards as of December 31, 2023.”

We have also established the Cash Bonus Plan for certain of our executive officers. For a description of this plan, see “Executive Compensation—Individual Compensation Elements—Annual Cash Incentive Bonuses.”

Concurrent Registered Direct Offering and Private Placements

On September 15, 2023, we entered into a securities purchase agreement (the “Registered Direct Purchase Agreement”) in connection with a registered direct offering (the “Registered Direct Offering”) with certain accredited investors and qualified institutional buyers. On September 15, 2023, we also entered into a securities purchase agreement (the “PIPE Purchase Agreement” and, together with the Registered Direct Purchase Agreement, the “Purchase Agreements”) and a registration rights agreement (the “Registration Rights Agreement”) in connection with a concurrent private placement (the “PIPE Private Placement”) with certain accredited investors and qualified institutional buyers.

Pursuant to the Registered Direct Purchase Agreement, we sold 1,086,485 shares of our common stock, $0.00001 par value per share (the “Common Stock”) at an offering price of $1.85 per share. Pursuant to the PIPE Purchase Agreement, we sold 11,299,993 shares of Common Stock (the “PIPE Shares”), at the same offering price of $1.85 per share. Both of these offerings closed on September 19, 2023.

Our controlling stockholder, Telegraph Hill Partners Management Company LLC, through its affiliates Telegraph Hill Partners IV, L.P. and THP IV Affiliates Fund, LLC, our President and Chief Executive Officer and a member of our board of directors, Stephen Gunstream, our Chief Financial Officer, Matthew Lowell, and our General Counsel and Chief Compliance Officer, Damon Terrill, and the Mackowski Family Trust, which is affiliated with J. Matthew Mackowski, a member of our board of directors, participated in the PIPE Private Placement and purchased an aggregate of 9,054,052 shares of common stock on the same terms as the other investors.

Real Estate Leases

On September 1, 2019, we entered into a lease agreement with Meeches LLC, a company that is controlled by Ted Davis and Irene Davis, pursuant to which we leased approximately 23,400 square feet of warehouse space located in Mansfield, Massachusetts. On April 11, 2023, we entered into an agreement with Meeches LLC to terminate the Mansfield lease, which termination occurred on May 16, 2023. During the year ended December 31, 2023, the monthly base rent was $22,893. For the fiscal years ended December 31, 2023 and 2022, our total rent expense for this lease was approximately $104,000 and $267,000, respectively.

Indemnification of Directors and Officers

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

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any breach of the director’s duty of loyalty to the corporation or its stockholders;
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any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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unlawful payments of dividends or unlawful stock repurchases or redemptions; or
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any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation authorizes us to indemnify our directors, officers, employees, and other agents to the fullest extent permitted by Delaware law. Our amended and restated bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our amended and restated bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law.

We have also entered, and expect to continue to enter, into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by any of these individuals in connection with any action, proceeding or investigation. We believe that these amended and restated certificate of incorporation, amended and restated bylaws provisions, and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a related person transaction policy setting forth the policies and procedures for the identification, review, and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we and a related person, as defined by the Securities Act, were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, or guarantees of indebtedness. In reviewing and approving any such transactions, our General Counsel and Chief Compliance Officer will consider all relevant facts and circumstances as appropriate, such as the related person’s relationship to the Company and interest in the transaction, the proposed aggregate value of the transaction, or in the case of indebtedness, the amount of principal that would be involved, the availability of other sources of comparable products or services, and whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction. If our General Counsel and Chief Compliance Officer, or if applicable, the Company’s Chief Financial Officer or Chief Executive Officer, determines that the proposed transaction is a material related person transaction, such officer may submit the transaction to the Audit Committee for review; and the Audit Committee will consider, in addition to the factors set forth above, the impact on a director’s independence in the event the related person is a director, an immediate family member of a director, or an entity in which the director is a partner, stockholder, or officer, and any other matter the Audit Committee considers relevant. The Audit Committee will approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker, or contact Pacific Stock Transfer Company, 6725 Via Austi Parkway, Suite 300, Las Vegas, Nevada 89119, c/o Proxy Department, or (800) 785-7782.

Stockholders who currently receive multiple copies of proxy materials at their addresses and would like to request householding of their communications should contact their brokers if your shares are held in a brokerage account, or if you hold registered shares you may notify Pacific Stock Transfer at the above address or telephone number.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers, directors, and persons who own more than 10% of our common stock file reports of ownership and changes of ownership with the SEC. Such directors, executive officers, and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements were satisfied on a timely basis, except that inadvertently and due to administrative errors: (A) Ms. Brett Robertson and Mr. Alex Vos each had one report filed on February 2, 2024, relating to the issuance by the Company to each of them of 18,815 restricted stock units on June 2, 2023; and (B) Mr. Robert McNamara had one report filed on February 6, 2024, relating to the issuance by the Company to him of 18,815 restricted stock units on June 2, 2023, and their subsequent disposal by him on August 31, 2023, upon his resignation from Teknova’s board of directors as well as the forfeiture of his unvested stock options on August 31, 2023 and the forfeiture of his vested stock options on November 30, 2023. In addition, Mr. Paul Grossman had one report that was inadvertently filed late on February 27, 2024, relating to his purchase of 9,212 shares in the aggregate of the Company’s stock on August 15 and 16, 2022.

2023 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2023, are included in our annual report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. Our annual report and this proxy statement are posted on our website at www.teknova.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Investor Relations, Alpha Teknova, Inc., 2451 Bert Dr., Hollister, CA 95023.

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The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to vote by using the internet as instructed on the enclosed proxy card, or to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

/s/ Stephen Gunstream
Stephen Gunstream
President and Chief Executive Officer and Director

Hollister, CA
April 29, 2024

ALPHA TEKNOVA, INC. Annual Meeting of Stockholders June 24, 2024 at 12 noon Pacific Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Stephen Gunstream and Damon Terrill with full power of substitution and resubstitution, as proxy to represent and vote all shares of Common Stock of Alpha Teknova, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on June 24, 2024, at 12 noon Pacific Time. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF. 1. To elect three (3) Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. FOR WITHHOLD 01. Paul Grossman 02. Stephen Gunstream 03. Alexander Vos 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. □ FOR □ AGAINST □ ABSTAIN This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR each of the three(3) nominees for director named in the Proxy Statement and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Signature Signature (Co-owner Dated: , 2024 I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. EMAIL ADDRESS: Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend the Annual Meeting. If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT Voting Instructions You may vote your proxy in the following ways: ● Via Internet: Login to https://annualgeneralmeetings.com/tkno2024 Enter your control number (12-digit number located below) ● Via Mail: Pacific Stock Transfer Company c/o Proxy Department 6725 Via Austi Parkway Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. PT on June 23, 2024. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.